UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2024

NORWOOD FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1455

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	NWFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

NORWOOD FINANCIAL CORP

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement.

On December 17, 2024, Norwood Financial Corp (“Norwood” or the “Company”) and its wholly-owned bank subsidiary, Wayne Bank (the “Bank”) entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Sandler & Co. and Janney Montgomery Scott LLC (the “Underwriters”). Pursuant to the terms of the Underwriting Agreement, the Company agreed to sell, and the Underwriters agreed to purchase, 1,000,000 shares of the Company’s common stock, par value $0.10 per share (the “Common Stock”). The shares of Common Stock were sold at a public offering price of $26.00 per share in an underwritten public offering (the “Offering”). The Company has also granted the Underwriters a 30-day option to purchase up to an additional 150,000 shares of the Company’s Common Stock at the public offering price, less underwriting discounts.

At the Company’s request, the Underwriters reserved 26,665 shares, or approximately 2.7%, of the Company’s Common Stock offered in the Offering for sale to the Company’s directors, officers and employees and to persons having business relationships with the Company at the public offering price of $26.00 per share.

After deducting underwriting discounts and commissions and estimated offering expenses, the Company expects the net proceeds of the Offering to be approximately $24.4 million (assuming no exercise of the Underwriters’ option to purchase additional shares). The Company intends to invest a substantial amount of the net proceeds from the Offering into the Bank to support the Bank’s capital ratios in connection with the repositioning of a substantial portion of our available-for-sale debt securities portfolio. The Company may also use the net proceeds for general corporate purposes, including, among other purposes, repurchase of our capital stock; to support or fund acquisitions of other institutions or branches if opportunities for such transactions become available; and other permitted activities. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and the Bank, customary conditions to closing, indemnification obligations of the parties, including for liabilities under the Securities Act of 1933, as amended (the “Act”), and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitation agreed upon by the contracting parties. Consequently, persons other than the parties to such agreement may not rely upon the representations and warranties in the Underwriting Agreement as characterizations of actual facts or circumstances as of the date of the Underwriting Agreement or as of any other date. The Underwriting Agreement is not intended to provide any other factual information about the Company. The foregoing description is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Pursuant to the Underwriting Agreement, the directors and certain executive officers of the Company entered into agreements providing for a 90-day “lock-up” period with respect to sales of shares of the Company’s Common Stock or securities convertible into or exchangeable or exercisable for Common Stock, subject to certain exceptions.

The offer and sale of shares of Common Stock in the Offering was registered under the Act, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-279619), declared effective by the Securities and Exchange Commission (the “SEC”) on July 11, 2024 (the “Registration Statement”). The offer and sale of the Common Stock is being made under the Company’s prospectus, dated July 11, 2024, filed as part of the Registration Statement, as supplemented by the final prospectus supplement dated December 17, 2024.

The validity of the shares offered in this public offering was passed upon for the Company by Jones Walker LLP. The legal opinion and related consent are attached hereto as Exhibits 5.1 and 23.1, respectively, and are incorporated herein and into the Registration Statement by reference.

Item 7.01	Regulation FD Disclosure.

On December 17, 2024, the Company issued a press release announcing it had launched the Offering, which is attached as Exhibit 99.1 hereto and incorporated herein by reference. In addition, on December 17, 2024, the Company issued a press release announcing the pricing of the Offering, which is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

  The following exhibits are being furnished with this report.

No.	Description

1.1	Underwriting Agreement, dated December 17, 2024, by and among Norwood Financial Corp, Wayne Bank and Piper Sandler & Co. and Janney Montgomery Scott

5.1	Opinion of Jones Walker LLP

23.1	Consent of Jones Walker LLP (included in Exhibit 5.1)

99.1	Press Release dated December 17, 2024

99.2	Press Release dated December 17, 2024

104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP

Date: December 18, 2024	By:	/s/ John M. McCaffery
John M. McCaffery Executive Vice President and Chief Financial Officer (Duly Authorized Representative)